EMPLOYMENT AGREEMENT

     THIS AGREEMENT is entered into as of January 15, 2001, by and between GARDENBURGER, INC., an Oregon corporation ("the Company") and SCOTT C. WALLACE ("Executive").

     In consideration of the mutual covenants and the other terms and conditions set forth in this Agreement, the parties agree as follows:

1.   EMPLOYMENT; POSITION

     The Company agrees to employ Executive and Executive agrees to serve as President and Chief Executive Officer of the Company. Executive also agrees to serve, if elected, without separate compensation, as an officer and/or director of the Company or any subsidiary or affiliate of the Company.

2.   DUTIES

     As President and Chief Executive Officer of the Company, Executive will have such powers and duties appropriate to that office (a) as may be provided by the articles and/or bylaws of the Company and (b) as determined by the Board of Directors of the Company from time to time. Executive will at all times discharge his duties in consultation with and under the supervision and direction of the Board of Directors of the Company. Subject to the provisions of this Agreement, Executive's duties may be changed from time to time, and Executive's place of work may be relocated at the sole discretion of the Board of Directors of the Company.

3.   OUTSIDE ACTIVITIES

     During his employment by the Company under this Agreement, Executive will devote all of his business time, attention, skill, and efforts to the faithful performance of his duties under this Agreement. Executive will obtain the consent of the Board of Directors of the Company before he engages in any other professional or business activities that may require an appreciable portion of Executive's time or effort to the detriment of the Company's business.

4.   COMPENSATION AND FRINGE BENEFITS

     4.1 BASE SALARY. As compensation for services under this Agreement, the Company will pay to Executive an annual salary of $240,000 ("Base Salary"). Executive's Base Salary will be payable in accordance with the usual payroll practices of the Company. During Executive's employment under this Agreement, Executive's Base Salary will be reviewed at least annually by the Board of Directors of the Company, and the Board of Directors of the Company may in its sole discretion adjust Executive's Base Salary from time to time.

     4.2 PERFORMANCE BONUS. Executive will be eligible to receive an annual performance bonus based on achieving strategic and financial goals to be determined for each year by the compensation committee of the Company's Board of Directors; provided, however, that for the 2001 calendar year, such goals will be determined jointly (and agreed upon in writing) by Executive and the Chair of the Company's Board of Directors. The target annual performance bonus for Executive will be 50 percent of Base Salary. For the 2001 calendar year, Executive's annual performance bonus will be not less than $60,000.

     4.3 STOCK OPTION. The Company will, effective as of the first day Executive begins working for the Company (the "Commencement Date") grant Executive an incentive stock option under the Company's 1992 First Amended and Restated Combination Stock Option Plan (the "Initial Option") to purchase 150,000 shares of the Company's common stock at a purchase price equal to the per-share market value of the Company's common stock on the Commencement Date. The terms and conditions of the Initial Option are set forth in the form of option agreement attached hereto as Exhibit A, which the parties will execute contemporaneously with their execution of this Agreement.

     4.4 OTHER BENEFIT PLANS. In addition to the compensation described above, to the extent otherwise eligible, Executive will be entitled to receive or participate in all such other benefits, including without limitation pension plans, stock option plans, and health and welfare plans, as may from time to time be made available to other senior management employees of the Company.

     4.5 VACATION. Executive will be entitled to four weeks annual paid vacation.

     4.6 RELOCATION. Executive will be reimbursed for reasonable moving and relocation expenses actually incurred by Executive in connection with moving himself, his family, and his household goods from Dana Point, California, to the Portland, Oregon metropolitan area, up to a maximum reimbursement of $20,000. Such reimbursement will be subject to presentation of receipts and other verification reasonably requested by the Company.

     4.7 SALE BONUS

     (a) After the completion of a "Sale Transaction," as defined below, the Company will pay Executive a "Sale Bonus," as described below, provided Executive remains as President and Chief Executive Officer of the Company during the negotiation of and through the closing of the Sale Transaction. The Sale Bonus will be payable to Executive after all post-closing adjustments in connection with the Sale Transaction have been determined.

     (b) For purposes of this paragraph 4.7:

          (i) A "Sale Transaction" means a single transaction or a series of related transactions approved by the Board of Directors of the Company resulting in:

          o    A  sale  or  other   disposition   by  the   Company  of  all  or
               substantially all its assets;

          o    A  sale,  stock  exchange,   or  other   disposition  of  all  or
               substantially all the capital stock of the Company;

          o A merger, consolidation, or other corporate transaction with a third party in which the Company's shareholders receive cash, stock, securities, or any other consideration (or any combination of the foregoing) in exchange for their stock in the Company.

          (ii) The "Sale Bonus" is an amount equal to the sum of (i) 1 percent of the portion of the "Total Consideration" (as defined below) equal to or less than $100 million, plus (ii) 2 percent of the portion of the Total Consideration in excess of $100 million; and

          (iii) The "Total Consideration" in connection with a Sale Transaction means:

          o The amount of cash and the aggregate market value of all other consideration received by the Company in connection with a sale or other disposition of its assets (exclusive of any indebtedness or liabilities of the Company to which the assets taken are subject or which are assumed by the purchaser or other acquirer of the Company's assets); or

          o The aggregate amount of cash and the aggregate market value of all other consideration received by the Company's shareholders in any sale, share exchange, or other disposition of the Company's stock or any merger, consolidation, or similar transaction.

     4.8 WITHHOLDING AND PAYROLL TAXES. All amounts payable by the Company to Executive pursuant to this Agreement, including without limitation all cash compensation, any Sale Bonus, and any settlement of stock options, are subject to and will be reduced by amounts the Company is required to withhold for all applicable federal, state, and local income and payroll taxes.

5.   EXPENSES

     The Company will reimburse Executive for all reasonable and necessary expenses incurred by Executive in carrying out his duties under this Agreement. Executive will present to the Company from time to time an itemized account of such expenses in such form as may be required by the Company.

6.   PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION

     6.1 SEVERANCE PAYMENT. Upon involuntary termination by the Company of Executive's employment (other than for "Cause," or in connection with Executive's death or "Disability," as those terms are defined below), the Company will pay Executive his Base Salary through the date of termination and will pay Executive severance pay equal to one year's Base Salary (payable over a 12-month period in accordance with the Company's normal payroll practices). Executive agrees, as a condition to payment and receipt of such severance pay, to execute a full and complete release, in form and substance satisfactory to the Company, of any and all claims of every kind and nature whatsoever against the Company.

     6.2  DEFINITIONS. For purposes of this Section 6:

     (a) "Cause" for termination of Executive's employment means (i) any fraud or dishonesty by Executive involving the Company; (ii) willful misconduct or gross negligence by Executive in connection with Executive's performance of his duties for the Company; (iii) Executive's conviction for having committed a felony; (iv) the commission by Executive of any act in direct competition with or materially detrimental to the best interests of the Company; or (v) willful and continued failure by Executive to substantially perform his duties provided herein after a written demand for substantial performance is delivered to Executive by the Chair of the Board of Directors of the Company, which demand identifies with reasonable specificity the manner in which Executive has not substantially performed his duties.

     (b) "Disability" has the meaning in the Company's then current disability plan or program or, if no such plan or program is then in effect, Disability means the condition of being permanently unable to perform Executive's duties for the Company by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be reasonably expected to last for a continuous period of at least 12 months.

     6.3 NATURE OF EMPLOYMENT STATUS. Notwithstanding the provisions of this Agreement, including this Section 6, Executive will be an "at will" employee of the Company. The provisions of this Section 6 specify Executive's contractual rights in the event of termination, but are not intended to limit the Company's right and power to terminate Executive's employment at any time and for any reason (or for no reason).

7.   MATERIALS PREPARED AND INVENTIONS MADE DURING EMPLOYMENT

     The Company shall be the exclusive owner of all materials, concepts, and inventions Executive prepares, develops, or makes (whether alone or jointly with others) within the scope of his employment, and of all related rights (including copyrights, trademarks, and patents) and proceeds. Without limitation, materials, concepts, and inventions that (a) relate to the Company's business or actual or demonstrably anticipated research or development, or (b) result from any work performed by Executive for the Company, shall be considered within the scope of Executive's employment. Executive shall promptly disclose all such materials, concepts, and inventions to the Company. Executive shall take all action reasonably requested by the Company to vest ownership of such materials, consents, and inventions in the Company and to permit the Company to obtain copyright, trademark, patent, or similar protection in its name.

8.   CONFIDENTIAL INFORMATION

     8.1 DEFINED. "Confidential Information" is all nonpublic information relating to the Company or its business that is disclosed to Executive, that Executive produces, or that Executive otherwise obtains during employment. "Confidential Information" also includes information received from third parties that the Company has agreed to treat as confidential. Examples of Confidential Information are:

     (a) Marketing plans.

     (b) Customer lists.

     (c) Product design and manufacturing information.

     (d) Financial information.

     "Confidential Information" does not include information which (a) is or becomes generally available to the public other than as a result of a disclosure by Executive; (b) becomes available to Executive on a nonconfidential basis from a source other than the Company or its representatives, provided that such source is not known by Executive to be bound by a confidentiality agreement with the Company or its representatives or otherwise prohibited from transmitting the information to Executive by a contractual, legal, or fiduciary obligation; (c) can be demonstrated by written evidence or other convincing evidence to have been known by Executive on a nonconfidential basis prior to its disclosure to Executive by the Company or one of its representatives; or (d) can be demonstrated by written or other convincing evidence to have been developed by Executive in good faith and independent of Confidential Information.

     8.2 ACCESS TO INFORMATION. Executive acknowledges that in the course of his employment he will have access to Confidential Information, that such information is a valuable asset of the Company, and that its disclosure or unauthorized use will cause the Company substantial harm.

     8.3 OWNERSHIp. Executive acknowledges that all Confidential Information shall continue to be the exclusive property of the Company (or the third party that disclosed it to the Company), whether or not prepared in whole or in part by Executive and whether or not disclosed to Executive or entrusted to his custody in connection with his employment by the Company.

     8.4 NONDISCLOSURE AND NONUSE. Unless authorized or instructed in writing by the Company, or required by legally constituted authority, Executive will not, except as required in the course of the Company's business, during or after his employment, disclose to others or use any Confidential Information, unless and until, and then only to the extent that, such items become available to the public through no fault of Executive.

     8.5 RETURN OF CONFIDENTIAL INFORMATION. Upon request by the Company during or after his employment, and without request upon termination of employment pursuant to this Agreement, Executive will deliver immediately to the Company all written or tangible materials containing Confidential Information without retaining any excerpts or copies.

     8.6 DURATION. The obligations set forth in this Section 8 will continue beyond the term of employment of Executive by the Company and for so long as Executive possesses Confidential Information.

9.   NONCOMPETITION

     9.1 COVENANTS. Executive covenants, in consideration of his initial employment by the Company, that the Executive will not, throughout the United States or in any other country in which the Company sells its products or services, either individually or as a director, officer, partner, employee, agent, representative, or consultant with any business, directly or indirectly during the term of employment and for two years thereafter:

     (a) Engage or prepare to engage in any business that sells products or services competing with those sold by the Company as of the date of Executive's termination of employment with the Company;

     (b) Induce or attempt to induce any person who is an employee of the Company to leave the employ of the Company; or

     (c) Solicit, divert, or accept orders for products or services that are substantially competitive with the products or services sold by the Company from any customer of the Company, or suggest, request, or encourage any suppliers or customers of the Company to curtail, reduce, or cancel their business done with the Company, or otherwise solicit for himself or any other person or entity any business of the Company.

     9.2 SEVERABILITY. While Executive acknowledges that the restrictions contained herein are reasonable, if any term or condition of this Section 9 is determined to be unenforceable because of its scope, duration, geographical area or similar factor, the court or arbitrator making such determination will have the power to reduce or limit such scope, duration, area, or other factor, and such covenant will then be enforceable in its reduced or limited form.

10.  GENERAL TERMS AND CONDITIONS

     10.1 EFFECT ON PRIOR AGREEMENTS. This Agreement contains the entire understanding between the parties concerning the subject matter of this Agreement and supersedes any prior agreements (express or implied, oral or written) concerning the subject matter of this Agreement.

     10.2 SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of any successors or assigns of the Company.

     10.3 MODIFICATION AND WAIVER.

     (a) This Agreement may be modified or amended only by a written instrument signed by both parties.

     (b) No term or condition of this Agreement will be deemed to have been waived, nor will there be any estoppel against the enforcement of any provision of this Agreement, except by a written instrument signed by the party charged with such waiver or estoppel. No such written waiver will be deemed a continuing waiver unless specifically stated therein, and each such waiver will operate only as to the specific term or condition waived and will not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

     10.4 SEVERABILITY. If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity will not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof will to the full extent consistent with law continue in full force and effect.

     10.5 HEADINGS FOR REFERENCE ONLY. The headings of sections herein are included solely for convenience of reference and will not control the meaning or interpretation of any of the provisions of this Agreement.

     10.6 GOVERNING LAW. This Agreement will be governed by the laws of the state of Oregon.

     10.7  ARBITRATION

     (a) All claims,  disputes,  or controversies,  except for those excluded by
Section 10.7(b), whether or not arising out of Executive's employment (or its termination), that the Company may have against the Executive or that Executive may have against the Company or against its officers, directors, employees or agents, in their capacity as such or otherwise, shall be resolved by mandatory arbitration in accordance with the then effective arbitration rules of
Arbitration Service of Portland, Inc., or American Arbitration Association, whichever organization is selected by the party that first initiates arbitration by filing a claim in accordance with the filing rules of the organization selected, and any judgment upon the award rendered pursuant to such arbitration may be entered in any court having jurisdiction thereof. Unless otherwise agreed, arbitration shall be conducted in Portland, Oregon, before a single arbitrator.

     (b) Claims arising out of Sections 8 and 9 of this Agreement or relating to workers' compensation or unemployment compensation benefits are excluded from mandatory arbitration under Section 10.7(a). Such excluded claims may include but are not limited to claims by the Company for injunctive and/or other equitable relief for unfair competition and/or the use and/or unauthorized disclosure of trade secrets or Confidential Information, as to which Executive understands and agrees that the Company may seek and obtain relief from a court of competent jurisdiction.

     10.8 ATTORNEY FEES. In the event of any suit or action or arbitration proceeding to enforce or interpret any provision of this Agreement (or which is based on this Agreement), the prevailing party will be entitled to recover, in addition to other costs, the reasonable attorney fees incurred by the prevailing party in connection with such suit, action, or arbitration, and in any appeal therefrom. The determination of who is the prevailing party and the amount of reasonable attorney fees to be paid to the prevailing party will be decided by the arbitrator or arbitrators (with respect to attorney fees incurred prior to and during the arbitration proceedings) and by the court or courts, including any appellate courts, in which the matter is tried, heard, or decided, including the court which hears any exceptions made to an arbitration award submitted to it for confirmation as a judgment (with respect to attorney fees incurred in such confirmation proceedings).

     10.9 INITIAL EMPLOYMENT. Executive acknowledges that he signed this agreement upon his initial employment with the Company.

     The parties have executed this Employment Agreement as of the date stated above.

                                             GARDENBURGER, INC.


By: /s/ Scott C. Wallace                     By: /s/ Ronald C. Kesselman
    --------------------------------             -------------------------------
    Scott C. Wallace                             Ronald C. Kesselman
                                                 Chair of the Board of Directors

                                                         Option No.      _______
                                                         No. of Shares   150,000


                               GARDENBURGER, INC.
                           INCENTIVE STOCK OPTION AND

                        INCENTIVE STOCK OPTION AGREEMENT

     This Incentive Stock Option is granted and this Incentive Stock Option Agreement (the "Agreement") is executed by and between Gardenburger, Inc., an Oregon corporation (the "Company"), and Scott Wallace (the "Optionee"), effective January 15, 2001.

                                    RECITALS

     A. The Company has duly adopted that certain Gardenburger, Inc., 1992 First Amended and Restated Combination Stock Option Plan, a copy of which is attached hereto as Exhibit A (the "Plan").

     B. The Plan authorizes a committee appointed by the Board of Directors of the Company (the "Administrative Committee") to grant incentive stock options to officers and employees of the Company.

     C. The Administrative Committee has selected the Optionee to receive an incentive stock option under the Plan.


NOW, THEREFORE, THE COMPANY AND THE OPTIONEE COVENANT AND AGREE AS FOLLOWS:

     1. NUMBER OF SHARES SUBJECT TO OPTION AND OPTION PRICE. The Company hereby grants to the Optionee an incentive stock option (the "Option") to purchase from the Company 150,000 shares of the no par value common stock of the Company (the "Common Stock") at an exercise price of $______ per share. The Option is exercisable upon the terms and conditions contained herein.

     2. ADDITIONAL TERMS OF THE OPTION. Subject to the provisions of Paragraph 3 below, the Option shall have the following terms:

          2.1 The effective date of the grant of the Option shall be the date first set forth above.

                                                                       EXHIBIT A
                                                                          Page 1
--------------------------------
Incentive Stock Option Agreement

          2.2 The Option shall vest as follows:

                                                    Cumulative
                     Date                           Percentage Vested
                     ----                           -----------------

               January 15, 2002                          25%

               January 15, 2003                          50%

               January 15, 2004                          75%

               January 15, 2005                         100%

          2.3 The foregoing vesting schedule notwithstanding, this Option shall immediately vest as to any Option shares that have not then become vested upon:

          (i) the termination of the employment of the Optionee by the Company as a result of the Optionee's death or "Disability" (as defined in Optionee's Employment Agreement dated as of January 15, 2001); or

          (ii) following a "Change in Control" of the Company (as defined below), (x) the termination of the employment of the Optionee by the Company other than for "Cause" (as defined in Optionee's Employment Agreement dated as of January 15, 2001), death or Disability or (y) the occurrence of a material diminution in Optionee's position or responsibilities with or compensation by the Company. For purposes hereof, a "Change in Control" of the Company shall be deemed to have occurred upon the earlier of:


               (a) the date that any "person" (as that term is defined in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, becomes a beneficial owner (within the meaning of Rule 13d-3 promulgated under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                                                                       EXHIBIT A
                                                                          Page 2
--------------------------------
Incentive Stock Option Agreement

               (b) the date of any annual or special meeting of stockholders at which a majority of the directors then elected are not individuals nominated by the Company's then incumbent Board; or

               (c) the date of approval by the stockholders of the Company of a plan of merger or consolidation of the Company in which such stockholders will not hold at least 75% of the combined voting power of the resulting entity immediately following such merger or consolidation, or the approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale of substantially all of the Company's assets.

     2.4 The Option shall expire on January 15, 2011 (the "Expiration Date").

     2.5 To the extent vested, the Option may be exercised in whole or in part at any time and from time to time prior to the Expiration Date.

     2.6 The Option must be exercised, if at all, as to a whole number of shares.

     3. INCORPORATION BY REFERENCE OF THE TERMS AND CONDITIONS OF THE PLAN. The terms and conditions of this Option shall be subject to all of the terms and conditions of the Plan, which terms and conditions are expressly incorporated by reference into this Agreement to the same extent and with the same effect as if such terms and conditions were set forth herein. In the event of a conflict or inconsistency between the terms and conditions set forth in this Agreement and the terms and conditions of the Plan, those of the Plan shall control.

     4. EXERCISE OF THE OPTION; DELIVERY OF CERTIFICATEs.


          4.1 The Option may be exercised only in accordance with the terms and conditions of Section 9 of the Plan and by (1) delivery to the Company of a Notice of Exercise substantially in the form of Exhibit B attached hereto specifying the number of shares of Common Stock for which the exercise is to be effective, and (2) tendering full payment of the Option Price for such shares.

          4.2 Within a reasonable time after its receipt of the Optionee's Notice of Exercise, the Company shall deliver to the Optionee a certificate for the shares of Common Stock for which exercise of the Option was effective.


                                                                       EXHIBIT A
                                                                          Page 3
--------------------------------
Incentive Stock Option Agreement

     5. TRANSFERABILITY OF THE OPTION. The Option is transferable only in accordance with Section 10 of the Plan.

     6. WARRANTIES AND REPRESENTATIONS OF THE OPTIONEE. By executing this Agreement, the Optionee accepts the Option and agrees to be bound by all of the terms of this Agreement and the Plan. In addition, the Optionee acknowledges that exercise of the Option and the sale of the shares of Common Stock acquired upon exercise thereof may have tax implications for which the Optionee should seek individual advice by his or her own tax counselor or advisor.

     7. INDEMNIFICATION BY THE OPTIONEE. The Optionee agrees to indemnify and hold the Company harmless from any loss or damage, including attorney's fees or other legal expenses, incurred in the defense or payment of any such claim against the Company resulting from a breach by the Optionee of the representations, warranties or provisions contained in this Agreement.

     8. NO RIGHT TO CONTINUED RELATIONSHIP. Nothing herein shall confer upon the Optionee the right to continue as an officer or employee of or with the Company, nor affect any right which the Company may have to terminate its relationship with the Optionee.

     9. RIGHTS AS SHAREHOLDERS. The Optionee shall have no rights as a shareholder of the Company on account of the Option nor on account of shares of Common Stock subject hereto until such time as the Company shall have issued and delivered stock certificates to the Optionee.


     10. FURTHER ASSURANCES. From time to time and upon request by the Company, the Optionee agrees to execute such additional documents as the Company may reasonably require in order to effect the purposes of the Plan and this Agreement.

     11. BINDING EFFECT. This Agreement shall be binding upon the Optionee and the Optionee's heirs, successors and assigns, including the Qualified Successor of the Optionee (as that term is defined in Section 10.2 of the Plan).

     12. WAIVERS/MODIFICATIONS. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by the party against whom enforcement of such waiver, alteration or modification is sought. The failure of any party to enforce any of its rights against the other party for breach of any of the terms of this Agreement shall not be construed a waiver of such rights as to any continued or subsequent breach.

     13. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Oregon.


                                                                       EXHIBIT A
                                                                          Page 4
--------------------------------
Incentive Stock Option Agreement

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GARDENBURGER, INC.:                         OPTIONEE:


By: /s/Alexander P. Coleman                 /s/ Scott C. Wallace
    --------------------------------        ------------------------------------
    Alexander P. Coleman                        Scott C. Wallace
    Administrative Committee Member




















                                                                       EXHIBIT A
                                                                          Page 5
--------------------------------
Incentive Stock Option Agreement

                                    Exhibit B

                     NOTICE OF EXERCISE OF INCENTIVE OPTION

                          Under the Gardenburger, Inc.,
          1992 First Amended and Restated Combination Stock Option Plan

I, _________________, hereby exercise the option to purchase ________shares of no par value common stock (the "Shares"), of Gardenburger, Inc. (the "Company"), granted to me pursuant to the terms and conditions of the Gardenburger, Inc., 1992 First Amended and Restated Combination Stock Option Plan (the "Plan") and the Incentive Stock Option and Incentive Stock Option Agreement dated __________, 2001, bearing Option No. ___ (the "Option").

Accompanying this Notice is: [select one]

o    cash, certified or cashier's check in the amount of $________,

o _____ shares of the Company's Common Stock valued at $_______ (their fair market value as of this date), or

o I hereby request that this Option be exercised through a cashless transaction and have provided the name and address of my broker below. I understand that if I elect a cashless transaction, the Company will request and authorize its stock transfer agent to issue the certificate(s) in the name of my broker to facilitate the completion of the transaction.

         _______________________                              Date:  _________
         (Optionee's Signature)

         Optionee's Name:_____________________________
         Optionee's Address:__________________________
                            __________________________


                                         Broker's Name:_________________________
                                         Broker's Address:______________________
                                                          ______________________




                                                                       EXHIBIT A
                                                                          Page 6
--------------------------------
Incentive Stock Option Agreement - Exhibit B

                          RECEIPT FOR STOCK CERTIFICATE

         I hereby acknowledge receipt of Stock Certificate No.___ from the Company on _________, 2001_, representing ___ shares of the Company's common stock acquired upon exercise of the Option bearing Option No. ___.



                  _______________________                     Date:  ___________
                  Optionee Signature













                                                                       EXHIBIT A
                                                                          Page 7
--------------------------------
Incentive Stock Option Agreement - Exhibit B